Exhibit 10.1

Certain identified information has been excluded from the exhibit as such information would likely cause competitive harm to the registrant if publicly disclosed. Such exclusions have been marked with a [****].

LOYALTYONE, CO.

-and-

BANK OF MONTREAL

FOURTH AMENDMENT

TO

AMENDED AND RESTATED PROGRAM PARTICIPATION AGREEMENT

DATED AS OF APRIL 6, 2022

FOURTH AMENDMENT TO AMENDED AND RESTATED

PROGRAM PARTICIPATION AGREEMENT

This Fourth Amendment to the Amended and Restated Program Participation Agreement (this “Fourth Amendment”) effective as of April 6, 2022 (the “Effective Date”) is entered into by and between Bank of Montreal (“Bank”) and LoyaltyOne, Co. (“LM”), and constitutes an amendment to and modification of the Amended and Restated Program Participation Agreement dated as of November 1, 2017 by and between Bank and LM, as amended (the “Agreement”). the Bank and LM are sometimes hereinafter referred to collectively as the “Parties” and individually as a “Party”.

WHEREAS, Bank and LM have entered into the Agreement, pursuant to which the Bank participates in the AIR MILES Rewards Program operated by LM; and

WHEREAS, Bank issues BankCards to its customers where AIR MILES reward miles can be earned; and,

WHEREAS, the Parties now wish to further amend the Agreement; and,

WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreements.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree to the following:

1.	Prior Agreements. The terms of the Agreement and the terms set forth in this Fourth Amendment shall as of the Effective Date continue to govern the BankCard benefits pursuant to the Agreement.

2.	Amendments.

a.	The Agreement is hereby amended by adding a new Section 8.12, as follows:

“8.12  [****]. LM and the Bank shall comply with the provisions of Schedule 8.12.”

b.	The Agreement is hereby amended by adding a new Schedule 8.12, as attached hereto as Exhibit A.

c.	Exhibit B to Schedule 9.9 of the Agreement is hereby amended to include the following line item:

[****]

3.	Incorporation of the Agreement. The terms and conditions of the Agreement shall continue in full force and effect, except to the extent they are expressly superseded or modified by or inconsistent with the terms and conditions of this Fourth Amendment, in which event, the

Fourth Amendment shall control.

4.	Governing Law. This Fourth Amendment will be interpreted in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. The parties must submit to the jurisdiction of the courts of the Province of Ontario.

[signature page follows]

IN WITNESS WHEREOF this Amendment has been executed by the Parties by their authorized signing officers as of the date first above-mentioned.

LOYALTYONE, CO.

By: /s/ Rachel MacQueen

Name: Rachel MacQueen

Title: SVP, Collector Experience & Marketing

By: /s/ Charles Horn

Name: Charles Horn

Title: Officer

BANK OF MONTREAL

By: /s/ Andras Lazar

Name: Andras Lazar

Title: VP – Product, Partnerships & Innovation